Stock Based Compensation	12 Months Ended
Dec. 31, 2020
Share-based Payment Arrangement [Abstract]
STOCK BASED COMPENSATION
16.	STOCK BASED COMPENSATION

The following table summarizes our unvested restricted share units:

	Number of shares	Weighted- Average Grant-Date Fair Value
Unvested at December 31, 2017	338,662	$2.46
Vested	(64,436)	$(2.67)
Forfeited	(154,346)	$(2.67)
Unvested at December 31, 2018	119,880	$2.08
Granted	304,196	$2.72
Unvested at December 31, 2019	424,076	$2.54
Granted	18,000	$2.42
Vested	(15,000)	$2.42
Unvested at December 31, 2020	427,076	2.54

In November and December 2018, two employees resigned from the Company and forfeited the unvested 154,346 shares of ordinary share. Accordingly, the Company reversed the expenses which was previously charged to the statement of income.

On January 3, 2019, Zhongchao Shanghai granted 101,997 shares of restricted share units to three of its employees and 30,000 shares to one non-employee for the consulting services rendered. The restricted share units will vest after a five-year service period is fulfilled. The grant-date value of each restricted share units was $2.72, and the total fair value of these restricted share units aggregated $359,032.

On February 28, 2019, Zhongchao Shanghai granted 29,970 shares and 142,229 shares of restricted share units to Ms. Pei Xu, the Chief Financial Officer of the Company, and Ms. Shuang Wu, the Chief Operation Officer of the Company, respectively. The restricted share units will vest after a 10-year service period is fulfilled. The grant-date value of each restricted share units was $2.72, and the total fair value of these restricted share units aggregated $468,381.

The fair value of restricted share units granted on January 3, 2019 and February 28, 2019 were assessed using discounted cash flow method under income approach, with a discount for lack of marketability given that the equity interests underlying the awards were not publicly traded at the time of grant. Significant estimates and assumptions used included revenue growth rate ranging from 8.6% to 39.4%, terminal growth rate of 3%, and discount rate of 16%.

The above shares grant was contributed by Mr. Weiguang Yang from the equity interest of Shanghai Xingzhong Investment Management LLP owned by himself, which represented the ordinary shares of the Company. (see Note 13). The shares had been issued and outstanding before transferred from Mr. Yang to the employees and non-employee, thus these shares will not impact the calculation of earnings per share.

On July 13, 2020, the Company granted and issued 18,000 shares of restricted Class A Ordinary Shares to three non-executive directors as their compensation for the year from March 1, 2020. The restricted shares were vested in a straight line method over the service period, and will be transferable after a lock-up period of six months. As of December 31, 2020, 15,000 share were vested. The grant-date value of each restricted share units was $2.42 by reference to the closing price on July 13, 2020, and the total fair value of these restricted Class A Ordinary Share units aggregated $43,560.

For the years ended December 31, 2020, 2019 and 2018, the Company had stock-based compensation expenses of $168,350, $159,984 and reversal of stock-based compensation of $14,483, respectively. As of December 31, 2020, the Company expected to incur stock based compensation expenses of $790,794 over a weighted average period of 4.6 years.

The following table summarizes share-based compensation expenses charged to (reversal from) operating expenses:

	For the Years Ended December 31,
	2020	2019	2018
Selling and marketing expenses	93,439	92,885	(14,483)
General and administrative expenses	74,911	67,099	-

Total charges (reversals) of share-based compensation expenses	$168,350	$159,984	$(14,483)